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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           November 14, 2002


                                   ONEIDA LTD.
             (Exact name of Registrant as specified in its charter)

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
                NEW YORK                 1-5452             15-0405700
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      (State or other jurisdiction     (Commission       (I.R.S. Employer
           of incorporation)           File Number)    Identification Number)

163-181 KENWOOD AVENUE, ONEIDA, NEW YORK                      13421
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(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code (315) 361-3000

Former name or former address, if changed since last report      N/A


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ITEM 5    OTHER EVENTS

          The information required by this item is incorporated by reference to a press release dated November 14, 2002, which is attached as an exhibit to this Form.

EXHIBITS

      EXHIBIT 99.1

          Press Release dated November 14, 2002.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ONEIDA LTD.


                                              By: /s/ CATHERINE H. SUTTMEIER
                                              ------------------------------
                                                  Catherine H. Suttmeier
                                                  Corporate Vice President,
                                                  Secretary and General Counsel

Dated: November 14, 2002



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